For more information:

Eric Miller

Intersections Inc.

703.488.6100

intxinvestorrelations@intersections.com

Intersections Inc. Reports Second Quarter 2008 Earnings

CHANTILLY, Va. – August 11, 2008 – Intersections Inc. (NASDAQ: INTX) today announced financial results for the quarter ended June 30, 2008. Revenue for the second quarter of 2008 was $94.2 million, compared to $65.1 million for the quarter ended June 30, 2007 and $85.9 million for the quarter ended March 31, 2008, an increase of 44.7 percent and 9.7 percent, respectively. Net income for the quarter ended June 30, 2008 was $4.4 million, compared to $1.3 million for the quarter ended June 30, 2007 and $3.4 million for the quarter ended March 31, 2008. Diluted earnings per share (“EPS”) were $0.25 for the second quarter of 2008, compared to $0.08 for the second quarter of 2007 and $0.20 for the first quarter of 2008.

Michael Stanfield, CEO commented “We are very pleased with the ongoing subscriber and revenue growth trend this quarter and the positive impact it has had on our diluted EPS over the same quarter last year, an increase of $0.17. As with first quarter results, we attribute our profitability improvement to higher enrollments for marketing under direct marketing arrangements with our clients and the percentage of revenue coming from our overall efforts from direct marketing arrangements with our clients which creates top line growth and enhances subscriber value in our Consumer Products and Services segment. Our Business Services Group, particularly the Background Screening segment, has also shown a modest improvement from plan this quarter over the comparable period in 2007. This top line growth continues to translate into earnings growth, as reflected in our diluted EPS of $0.25 this quarter.”

Second Quarter 2008 Financial Highlights:

•	Total subscribers increased to approximately 5.7 million as of June 30, 2008, compared to approximately 5.3 million subscribers as of December 31, 2007.
•	Total revenue for the second quarter of 2008 was $94.2 million compared to $65.1 million for the second quarter of 2007 and $85.9 million for the first quarter of 2008.
•

Subscription revenue, net of marketing and commissions associated with subscription revenue, increased to $51.0 million for the second quarter of 2008 from $35.1 million for the second quarter of 2007, and from $46.6 million for the first quarter of 2008, an increase of 45.3 percent and 9.5 percent, respectively. Subscription revenue, net of marketing and commissions associated with subscription revenue, is a non-GAAP financial measure that we believe is important to investors and one that we utilize in managing our business as subscription revenue normalizes the effect of changes in the mix of indirect and direct marketing arrangements.

•

Income before taxes and minority interest was $7.0 million for the second quarter of 2008, including a loss before taxes and minority interest of $548 thousand for the Background Screening segment, compared to $1.7 million for the second quarter of 2007, which included a loss before taxes and minority interest of $1.3 million for the Background Screening segment. Income before taxes and minority interest was $5.1 million for the first quarter of 2008 which included a loss before taxes and minority interest of $1.4 million for the Background Screening segment.

•

Net income was $4.4 million, or $0.25 per diluted share, for the quarter ended June 30, 2008, compared to $1.3 million, or $0.08 per diluted share, for the quarter ended June 30, 2007 and $3.4 million, or $0.20 per diluted share, for the quarter ended March 31, 2008.

•	Cash flow provided by operations for the quarter ended June 30, 2008, was approximately $7.6 million.

Six Month Results:

•

Total revenue increased 46.1 percent to $180.1 million for the six months ending June 30, 2008, including $14.8 million from the Background Screening segment, from $123.3 million including $14.5 million from the Background Screening segment, for the comparable period in 2007.

•

Subscription revenue, net of marketing and commissions associated with subscription revenue, increased 45.7 percent to $97.6 million for the six months ending June 30, 2008, from $67.0 million for the comparable period in 2007.

•

Income before taxes and minority interest increased to $12.2 million for the six months ending June 30, 2008, including a loss before taxes and minority interest of $2.0 million for the Background Screening segment, compared to $2.2 million for the six months ending June 30, 2007 which included a loss before taxes and minority interest of $2.0 million for the Background Screening segment.

•	Net income was $7.8 million, or $0.44 per diluted share, for the six months ending June 30, 2008, compared to $1.8 million, or $0.10 per diluted share, for the six months ending June 30, 2007.
•	Cash flow provided by operations for the six months ending June 30, 2008 was approximately $23.3 million.
•	In the first quarter of 2008, we acquired membership agreements from Citibank, which is recorded as a customer related intangible asset, for approximately $30.2 million.
•	In the first quarter of 2008, we increased our long-term debt obligations by $27.6 million to finance the acquisition of Citibank membership agreements.

Intersections’ quarter ended June 30, 2008 results will be discussed in more detail on August 11, 2008 at 5:00 pm EDT via teleconference. A live audio webcast will be available on Intersections’ Web site at www.intersections.com. Participants are encouraged to go to the selected Web site at least 15 minutes in advance to register, download, and install any necessary audio software. This webcast will be archived and available for replay after the teleconference. Additionally, the call will be available for telephonic replay from 7:00 p.m. Monday, August 11, 2008 through 5:00 p.m. Thursday, August 14, 2008, at 888.286.8010, or if you are based internationally, at +1-617-801-6888 (Passcode: 20229536).

Statements in this press release relating to future plans, results, performance, expectations, achievements and the like are considered “forward-looking statements.” Those forward-looking statements involve known and unknown risks and are subject to change based on various factors and uncertainties that may cause actual results to differ materially from those expressed or implied by those statements, including without limitation the effect of new subscriber additions. Factors and uncertainties that may cause actual results to differ include but are not limited to the risks disclosed in the Company’s filings with the U.S. Securities and Exchange Commission. The Company undertakes no obligation to revise or update any forward-looking statements.

About Us

Intersections Inc. (NASDAQ: INTX) is a leading global provider of consumer and corporate identity risk management services. Its premier identity theft, privacy, and consumer solutions are designed to provide high value, revenue generating opportunities to its marketing partners, including leading financial institutions, Fortune 100 corporations and other businesses. Intersections also markets full identity theft protection solutions under its brand, IDENTITY GUARD®. Intersections’ consumer identity theft protection services actively safeguard more than 8 million consumers against identity theft.

To address the growing threat of corporate fraud, Intersections and its subsidiaries provide cutting edge identity risk management solutions including:

•

Pre-employment background screening, provided domestically through American Background Information Services, Inc., and internationally through Control Risks Screening Limited (London, United Kingdom) and Control Risks Screening PE (Singapore).

•	Corporate brand protection, provided by Net Enforcers, Inc.
•	Security breach remediation, provided by Intersections to enable companies to respond to security incidents and mitigate potential damage to their employees, customers, and corporate brands.
•	Software and data management, provided by Captira Analytical, LLC to assist the bail bond industry in managing workflow and data requirements.

Learn more at www.intersections.com

INTERSECTIONS INC.

CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	(in thousands, except per share data)

	2008	2007	2008	2007

Revenue	$94,212	$65,105	$180,106	$123,305
Operating expenses:
Marketing	13,604	7,951	25,798	15,935
Commissions	20,875	12,195	39,360	21,838
Cost of revenue	29,779	24,951	58,280	47,997
General and administrative	17,044	15,057	33,319	29,300
Depreciation	2,328	2,300	4,669	4,447
Amortization	2,904	840	5,393	1,426

Total operating expenses	86,534	63,294	166,819	120,943

Income from operations	7,678	1,811	13,287	2,362
Interest income	74	211	172	497
Interest expense	(620)	(326)	(1,185)	(663)
Other (expense)/income, net	(83)	37	(101)	(6)

Income before income taxes and minority interest	7,049	1,733	12,173	2,190

Income tax expense	(2,880)	(743)	(4,979)	(927)

Income before minority interest	4,169	990	7,194	1,263

Minority interest in net loss of Screening International, LLC	183	345	597	556

Net income	$4,352	$1,335	$7,791	$1,819

Net income per share – basic	$0.25	$0.08	$0.45	$0.11

Net income per share – diluted	$0.25	$0.08	$0.44	$0.10

Weighted average common shares outstanding – basic	17,272	17,142	17,217	17,050
Weighted average common shares outstanding – diluted	17,608	17,558	17,531	17,497

INTERSECTIONS INC.

CONSOLIDATED BALANCE SHEETS

(Unaudited)

	June 30, 2008	December 31, 2007
	(in thousands)
ASSETS

CURRENT ASSETS:
Cash and cash equivalents	$21,320	$19,780
Accounts receivable, net	30,825	25,471
Prepaid expenses and other current assets	5,392	6,217
Income tax receivable	158	4,329
Deferred subscription solicitation costs	24,915	21,912
Total current assets	82,610	77,709

PROPERTY AND EQUIPMENT – net	17,809	18,817
GOODWILL	79,912	76,506
INTANGIBLE ASSETS – net	39,129	16,855
OTHER ASSETS	20,351	16,381
TOTAL ASSETS	$239,811	$206,268

LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES:
Note payable – current portion	$7,013	$3,346
Note payable to Control Risks Group Ltd	900	900
Capital leases – current portion	737	1,001
Accounts payable	11,074	10,647
Accrued expenses and other current liabilities	20,517	15,187
Accrued payroll and employee benefits	4,861	4,945
Commissions payable	5,592	2,413
Deferred revenue	3,474	2,886
Deferred tax liability – net, current portion	7,058	6,019
Total current liabilities	61,226	47,344

NOTE PAYABLE - less current portion	33,090	22,347
OBLIGATIONS UNDER CAPITAL LEASES – less current portion	392	699
OTHER LONG-TERM LIABILITIES	2,477	2,071
DEFERRED TAX LIABILITY – net, less current portion	8,733	8,935
TOTAL LIABILITIES	$105,918	$81,396

MINORITY INTEREST	9,416	10,024
STOCKHOLDERS’ EQUITY:

Common stock	183	182
Additional paid-in capital	101,324	99,706
Treasury stock	(9,516)	(9,516)
Retained earnings	32,148	24,357
Accumulated other comprehensive income-cash flow hedge relationship	232	-
Accumulated other comprehensive income-other	106	119
Total stockholders’ equity	124,477	114,848

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$239,811	$206,268

INTERSECTIONS INC.

CONSOLIDATED STATEMENT OF CASH FLOWS

(Unaudited)

	Six Months Ended June 30,
	2008	2007
	(in thousands)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$7,791	$1,819
Adjustments to reconcile net income to net cash provided by/(used in)
operating activities:
Depreciation	4,694	4,495
Amortization of intangible assets	5,393	1,426
Amortization of gain from sale leaseback	(25)	(48)
Amortization of debt issuance cost	51	39
Provision for doubtful accounts	74	14
Share based compensation	2,124	1,289
Amortization of deferred subscription solicitation costs	25,402	14,706
Minority interest in net loss of Screening International, LLC	(597)	(556)
Foreign currency transaction gains, net	(4)	-
Changes in assets and liabilities, net of businesses acquired:
Accounts receivable	(5,320)	(7,903)
Prepaid expenses and other current assets	824	(282)
Income tax receivable	4,171	480
Deferred subscription solicitation costs	(30,048)	(20,496)
Other assets	(924)	(5,072)
Accounts payable	400	7,458
Accrued expenses and other current liabilities	5,482	1,937
Accrued payroll and employee benefits	(84)	(2,061)
Commissions payable	3,179	551
Deferred revenue	588	(2,241)
Deferred income tax, net	(202)	(26)
Other long-term liabilities	356	2,157
Net cash provided by/(used in) operating activities	23,325	(2,314)

NET CASH (USED IN)/PROVIDED BY INVESTING ACTIVITIES:
Sale of short term investments	-	5,962
Cash paid in the acquisition of Intersections Insurance Services, Inc.	-	(5)
Cash paid in the acquisition of Net Enforcers, Inc., net of cash received	(867)	-
Cash paid in the acquisition of intangible membership agreements	(30,176)	-
Acquisition of property and equipment	(3,923)	(3,126)
Net cash (used in)/provided by investing activities	(34,966)	2,831

NET CASH PROVIDED BY/(USED IN) FINANCING ACTIVITIES:
Cash proceeds from stock options exercised	13	927
Tax benefit of stock options exercised	-	291
Withholding tax payment on vesting of restricted stock units	(517)	-
Borrowings under credit facility	27,611	-
Debt issuance costs	(133)	-
Repayments on note payable	(13,201)	(1,673)
Note receivable	-	(700)
Capital lease payments	(572)	(612)
Net cash provided by/(used in) financing activities	13,201	(1,767)

EFFECT OF EXCHANGE RATE ON CASH	(20)	12
INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS	1,540	(1,238)
CASH AND CASH EQUIVALENTS—Beginning of period	19,780	15,580
CASH AND CASH EQUIVALENTS—End of period	$21,320	$14,342

INTERSECTIONS INC.

OTHER DATA

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	(in thousands)

	2008	2007	2008	2007

Subscribers at beginning of period	5,550	4,686	5,259	4,626
New subscribers – indirect	600	520	1,185	1,080
New subscribers – direct	554	472	1,116	860
Cancelled subscribers within first 90
days of subscription	(289)	(272)	(575)	(510)
Cancelled subscribers after first 90
days of subscription	(758)	(556)	(1,328)	(1,206)
Subscribers at end of period	5,657	4,850	5,657	4,850

Indirect subscribers	57.9%	64.6%	57.9%	64.6%
Direct subscribers	42.1	35.4	42.1	35.4
	100.0%	100.0%	100.0%	100.0%

*Cancellations within first 90 days of subscription	25.0%	27.4%	25.0%	26.3%
**Cancellations after first 90 days of subscription	31.1%	28.8%	31.1%	28.8%

***Overall retention	60.8%	62.5%	60.8%	62.5%

Percentage of revenue from indirect marketing
arrangements to total subscription revenue	24.2%	33.2%	25.2%	34.9%

Percentage of revenue from direct marketing
arrangements to total subscription revenue	75.8	66.8	74.8	65.1

Total subscription revenue	100.0%	100.0%	100.0%	100.0%

Total revenue	$94,212	$65,105	$180,106	$123,305
Revenue from transactional sales	(8,747)	(9,864)	(17,388)	(18,556)
Revenue from lost/stolen credit card registry	(9)	(10)	(18)	(30)
Subscription revenue	85,456	55,231	162,700	104,719

Marketing and commissions	34,479	20,146	65,158	37,773
Commissions paid on transactional sales	(1)	(4)	(3)	(9)
Commissions paid on lost/stolen credit card registry	(12)	(9)	(23)	(15)
Marketing and commissions associated with	34,466	20,133	65,132	37,749
subscription revenue

Subscription revenue, net of marketing and commissions associated with subscription revenue	$50,990	$35,098	$97,568	$66,970

* Percentage of cancellation within the first 90 days to new subscribers

** Percentage of the number of subscribers at the beginning of the period plus new subscribers during the period less cancellations within the first 90 days

*** On a rolling 12 month basis by taking subscribers at the end of the period divided by the sum of the subscribers at the beginning of the period plus additions for the period

INTERSECTIONS INC.

OTHER DATA, continued

(Unaudited)

Intersections Inc.

Reconciliation of Non-GAAP Financial Measures

(dollars in thousands, except for per subscriber information)

The table below includes financial information prepared in accordance with accounting principles generally accepted in the United States, or GAAP, as well as other financial measures referred to as non-GAAP financial measures. Consolidated EBITDA before share based compensation is presented in a manner consistent with the way management evaluates operating results and which management believes is useful to investors and others. An explanation regarding the company’s use of non-GAAP financial measures and a reconciliation of non-GAAP financial measures used by the company to GAAP measures is provided below. These non-GAAP financial measures should be considered in addition to, but not as a substitute for, net income and the other information prepared in accordance with GAAP, and may not be comparable to similarly titled measures reported by other companies.

(1) Consolidated EBITDA before share based compensation, represents consolidated income before income taxes plus non-cash share based compensation, depreciation and amortization, interest income (expense), and other income (expense). We believe that the consolidated EBITDA before share based compensation calculation provides useful information to investors because they are indicators of our operating performance. Consolidated EBITDA before share based compensation is commonly used as a basis for investors and analysts to evaluate and compare the periodic and future operating performance and value of companies within our industry. Our Board of Directors and Management use consolidated EBITDA before share based compensation to evaluate the operating performance of the company and to make compensation and bonus determinations, and our lenders use consolidated EBITDA before share based compensation as a measure of our ability to make interest payments and to comply with our debt covenants.

INTERSECTIONS INC.

OTHER DATA, continued

(Unaudited)

The following table reconciles consolidated income before income taxes to consolidated EBITDA before share based compensation, as defined for the previous six quarters and six months year-to-date through June 30, 2007 and June 30, 2008. In managing our business, we analyze our performance quarterly on a consolidated income before income tax basis.

	2007			2008
	For the Three Months Ended			For the Three Months Ended
	March 31	June 30	September 30	December 31	March 31	June 30
Reconciliation from consolidated income before income taxes to consolidated EBITDA before share based compensation
Consolidated income before income taxes	$457	$1,733	$2,696	$4,859	$5,124	$7,049
Share based compensation	552	737	737	689	1,031	1,093
Depreciation	2,147	2,300	2,222	2,411	2,341	2,328
Amortization	586	840	911	1,010	2,489	2,904
Interest expense, net	51	115	133	280	467	546
Other expense/(income), net	43	(37)	18	(1,162)	18	83
Consolidated EBITDA before share based compensation (1)	$3,836	$5,688	$6,717	$$8,087	$11,470	$14,003

	For the Six Months Ended June 30,
	2007	2008

Reconciliation from consolidated income before income taxes to consolidated EBITDA before share based compensation

Consolidated income before income taxes	$2,190	$12,173
Share based compensation	1,289	2,124
Depreciation	4,447	4,669
Amortization	1,426	5,393
Interest expense, net	166	1,013
Other expense, net	6	101
Consolidated EBITDA before share based compensation (1)	$9,524	$25,473

INTERSECTIONS INC.

OTHER DATA, continued

(Unaudited)

(2) Net amortization and share based compensation per share is not a measurement under GAAP, may not be similar to net amortization and share based compensation per share measures of other companies and should be considered in addition to, but not as a substitute for, the information contained in our statement of operations. We believe that net amortization and share based compensation per share provides useful information to investors because it is an indicator of operating performance since it excludes items that are not directly attributable to ongoing business operations, as well as a non-cash share based compensation expense that we are required to record under Statement of Financial Accounting Standards No. 123 (Revised 2004), “Share-Based Payment.” We believe our net amortization and share based compensation per share calculations are commonly used as some of the bases for investors, analysts and credit rating agencies to evaluate and compare the periodic and future operating performance and value of companies.

The following table provides the consolidated Net Amortization and Share Based Compensation per Share amount:

	2007			2008
	For the Three Months Ended			For the Three Months Ended
	March 31	June 30	September 30	December 31	March 31	June 30
Net amortization and share based compensation per share
Amortization	$586	$840	$911	$1,010	$2,489	$2,904
Share based compensation	552	737	737	689	1,031	1,093
Subtotal	1,138	1,577	1,648	1,699	3,520	3,997
Tax effect at 40%	(455)	(630)	(659)	(680)	(1,408)	(1,599)
Net amortization and share based compensation	683	947	989	1,019	2,112	2,398
Diluted shares	17,400	17,558	17,560	17,544	17,475	17,608
Net amortization and share based
compensation per share (2)	$0.04	$0.05	$0.06	$0.06	$0.12	$0.14

INTERSECTIONS INC.

OTHER DATA, continued

(Unaudited)

	For the Six Months Ended June 30,
	2007	2008
Net amortization and share based compensation per share
Amortization	$1,426	$5,393
Share based compensation	1,289	2,124
Subtotal	2,715	7,517
Tax effect at 40%	(1,085)	(3,007)
Net amortization and share based compensation	1,630	4,510
Diluted shares	17,497	17,531
Net amortization and share based compensation per share (2)	$0.09	$0.26

The following table provides components of Intersections’ Consumer Products and Services (CPS) segment on a per ending subscriber per quarter basis. In the three months ended June 30, 2008, we changed our segment reporting by realigning a portion of the Consumer Products and Services segment into the Other segment. The Other segment now contains services from our relationship with a third party that administers referrals for identity theft to major banking institutions and breach services previously accounted for in the Consumer Products and Services segment. The modification to the business segments were determined based on how our senior management analyzed, evaluated, and operated our global operations beginning in the three months ended June 30, 2008.

INTERSECTIONS INC.

OTHER DATA, continued

(Unaudited)

	2007				2008
	For the Three Months Ended				For the Three Months Ended
	March 31	June 30	September 30	December 31	March 31	June 30
Per Ending Subscriber per Quarter

Revenue	$10.50	$11.43	$12.63	$13.06	$13.95	$14.95
Cost of revenue	3.94	4.01	4.42	4.14	4.32	4.37
Gross margin (4)(A)	6.57	7.43	8.21	8.91	9.63	10.58
Marketing	1.70	1.64	1.90	2.08	2.20	2.40
Commissions	2.03	2.49	2.80	3.17	3.31	3.67
Revenue less marketing and commissions (4)(B)	6.77	7.31	7.94	7.80	8.44	8.88
General and administrative	2.31	2.28	2.15	2.08	2.01	2.15
Share based compensation	(0.12)	(0.15)	(0.15)	(0.13)	(0.19)	(0.19)
EBITDA before share based compensation (4)(C)	0.64	1.18	1.51	1.72	2.30	2.54

Intersections Inc.

Reconciliation of Non-GAAP Financial Measures

(dollars in thousands, except for per subscriber information)

The table above includes financial information prepared in accordance with accounting principles generally accepted in the United States, or GAAP, as well as other financial measures referred to as non-GAAP financial measures. EBITDA before share based compensation, CPS Gross margin per ending subscriber, CPS Revenue less marketing and commissions per ending subscriber and CPS EBITDA before share based compensation per ending subscriber are non-GAAP financial measures that are presented in a manner consistent with the way management evaluates operating results, and which management believes is useful to investors and others. An explanation regarding the company’s use of non-GAAP financial measures and a reconciliation of non-GAAP financial measures used by the company to GAAP measures is provided below. These non-GAAP financial measures should be considered in addition to, but not as a substitute for, net income and the other information prepared in accordance with GAAP, and may not be comparable to similarly titled measures reported by other companies.

(3) CPS earnings before interest, tax, depreciation and amortization, or EBITDA before share based compensation, represents income before income taxes plus non-cash share based compensation, depreciation and amortization, interest income (expense), and other income (expense) for the CPS segment.

INTERSECTIONS INC.

OTHER DATA, continued

(Unaudited)

We believe that the EBITDA before share based compensation calculation provides useful information to investors because they are indicators of our operating performance. EBITDA before share based compensation is commonly used as a basis for investors and analysts to evaluate and compare the periodic and future operating performance and value of companies within our industry. Our Board of Directors and Management use EBITDA before share based compensation to evaluate the operating performance of the CPS segment and to make compensation and bonus determinations, and our lenders use EBITDA before share based compensation as a measure of our ability to make interest payments and to comply with our debt covenants.

The following table reconciles income before income taxes to EBITDA before share based compensation, as defined for the previous six quarters and six months year-to-date through June 30, 2007 and June 30, 2008. In managing our business, we analyze the performance of our segments quarterly on an income before income tax basis.

INTERSECTIONS INC.

OTHER DATA, continued

(Unaudited)

	2007			2008
	For the Three Months Ended			For the Three Months Ended
	March 31	June 30	September 30	December 31	March 31	June 30
CPS reconciliation from income before income taxes to EBITDA before share based compensation
CPS income before income taxes	$(60)	$2,120	$3,875	$6,427	$7,118	$8,087
Share based compensation	552	737	737	689	1,031	1,093
Depreciation	1,954	2,079	1,982	2,129	2,098	2,087
Amortization	460	714	713	713	2,065	2,512
Interest expense, net	60	121	136	257	451	528
Other expense/(income), net	41	(65)	18	(1,194)	27	78
EBITDA before share based compensation (3)	$3,007	$5,706	$7,461	$9,021	$12,790	$14,385

	For the Six Months Ended June 30,
	2007	2008
CPS reconciliation from income before income taxes to EBITDA before share based compensation
CPS income before income taxes	$2,060	$15,205
Share based compensation	1,289	2,124
Depreciation	4,033	4,185
Amortization	1,174	4,577
Interest expense, net	181	979
Other (income)/expense, net	(24)	105
EBITDA before share based compensation (3)	$8,713	$27,175

INTERSECTIONS INC.

OTHER DATA, continued

(Unaudited)

(4) A. CPS gross margin per ending subscriber represents CPS revenue less cost of revenue divided by the ending number of subscribers. We believe this measure is important to investors because it demonstrates our profitability trend on a per subscriber basis and is one that we use in managing our CPS business because it demonstrates our profitability trend on a per subscriber basis. B. CPS Revenue less marketing and commissions per ending subscriber represents CPS revenue less marketing and commissions divided by the ending number of subscribers. We believe this measure is important to investors and is one that we use in managing our CPS business because it normalizes the effect of changes in the mix of direct and indirect marketing arrangements and it demonstrates our profitability trend on a per subscriber basis. C. CPS EBITDA before share based compensation per ending subscriber represents CPS EBITDA before share based compensation (defined in section (1) above) divided by the ending number of subscribers. We believe this measure is important to investors because it demonstrates our profitability trend on a per subscriber basis and is one that we use in managing our CPS business because it demonstrates our profitability trend on a per subscriber basis.

	2007			2008
	For the Three Months Ended			For the Three Months Ended

	March 31	June 30	September 30	December 31	March 31	June 30

A. CPS Gross Margin per Ending Subscriber
Revenue	$49,229	$55,451	$62,548	$68,680	$77,433	$84,572
Cost of Revenue	(18,462)	(19,426)	(21,904)	(21,796)	(23,979)	(24,743)
Gross Margin	30,767	36,025	40,644	46,884	53,454	59,829
Ending Subscribers	4,686	4,850	4,950	5,259	5,551	5,657
CPS Gross Margin per Ending Subscriber	6.57	7.43	8.21	8.91	9.63	10.58

B. CPS Revenue Less Marketing and Commissions per Ending Subscriber
Revenue	$49,229	$55,451	$62,548	$68,680	$77,433	$84,572
Marketing	(7,984)	(7,951)	(9,390)	(10,960)	(12,194)	(13,604)
Commissions	(9,501)	(12,062)	(13,872)	(16,675)	(18,365)	(20,755)
Revenue Less Marketing and Commissions	31,744	35,438	39,286	41,045	46,874	50,213
Ending Subscribers	4,686	4,850	4,950	5,259	5,551	5,657
CPS Revenue Less Marketing and Commissions per Ending Subscriber	6.77	7.31	7.94	7.80	8.44	8.88

C. CPS EBITDA before share based compensation per Ending Subscriber

EBITDA before share based compensation	$3,007	$5,706	$7,461	$9,021	$12,790	$14,385
Ending Subscribers	4,686	4,850	4,950	5,259	5,551	5,657
CPS EBITDA before share based compensation per Ending Subscriber	0.64	1.18	1.51	1.72	2.30	2.54

INTERSECTIONS INC.

OTHER DATA, continued

(Unaudited)

	For the Six Months Ended June 30
	2007	2008
A. CPS Gross Margin per Ending Subscriber
Revenue	$104,680	$162,005
Cost of Revenue	(37,888)	(48,722)
Gross Margin	66,792	113,283
Ending Subscribers	4,850	5,657
CPS Gross Margin per Ending Subscriber	13.77	20.02

B. CPS Revenue Less Marketing and Commissions per Ending Subscriber
Revenue	$104,680	$162,005
Marketing	(15,935)	(25,798)
Commissions	(21,563)	(39,120)
Revenue Less Marketing and Commissions	67,182	97,087
Ending Subscribers	4,850	5,657
CPS Revenue Less Marketing and Commissions per Ending Subscriber	13.85	17.16

C. CPS EBITDA before share based compensation per Ending Subscriber
EBITDA before share based compensation	$8,713	$27,175
Ending Subscribers	4,850	5,657
CPS EBITDA before share based compensation per Ending Subscriber	1.80	4.80

     For the reconciliation of certain non-GAAP measures visit our website at www.intersections.com.

     Contact:

     Intersections Inc.

     Eric Miller

     (703) 488-6100

     intxinvestorrelations@intersections.com